CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday February 25th, 2020

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01  Other Events.

CURRENT REPORT

Access-Power, Inc. is pleased to report to our Shareholders the following letter, and to the SEC STAFF for review,

My Dear Shareholders of ACCR,

I, Patrick J Jensen, Director Access-Power, Inc. Inc.is pleased to that today.........I will be mandating a:

a)  ACCR will reduce the Authorized Shares from the current
500,000,000 to 300,000,000. I have just signed 2 ACCR Corporate Board resolutions to effect these changes. The only capital stock written on the books of the Corporation will be COMMON STOCK. All of these documents will be filed in the next few fews with both the SEC OF STATE OF FLORIDA and the SEC STATE OF
MICHIGAN, where Marijuana and Cannabis plants can be sold to US Medical Marijuana patients in the State of Michigan.

Each resident in Michigan can possess 12 plants at a time. Here is the law. The State of Michigan allows an exchange here of plants for Medical Marijuana ONLY. Please read this here:

https://www.michigan.gov/documents/lara/Change_
Plant_Possession_602508_7.pdf

Again, it is 12 plants, and ACCR sees gold in

https://www.clonesbydrones.com

IT IS LEGAL IN MICHIGAN - awaiting final law draft on plant healthy sales. I pretty the gov't will stay off for another 2-3 years. The opportunity is now! Get ready for Patrick J Jensen! I'll get us there with my awesome BUSINESS PLAN.

Access-Power, Inc. has no other class or stock. We are only trading common stock. Our Transfer Agent is CURRENT and is:

Standard Registrar & Transfer Co., Inc.
Transfer Agent
440 East 400 South
Suite 200
Salt Lake City, UT 84111
801-571-8844
www.standardregistrar.com

We are with our TA since 1997 - this is an exceptionally long time!

https://www.otcmarkets.com/stock/ACCR/security

Market Cap Market Cap
1,342,793
02/24/2020
Authorized Shares
500,000,000
02/14/2020
Outstanding Shares
244,144,121
02/14/2020
Restricted
145,769,975
02/14/2020
Pink No Information
Dark or Defunct
Verified Profile 01/2020
Transfer Agent Verified

ACCR wants to report that we are coming back. The Company communicated with an SEC ATTORNEY from the Div of Corp Finance. We had our first meeting over the telephone, on Monday February 24, 2020 for 20 minutes arounde 3PM EST.
We just concluded another 15 minute conversation this morning.

I will be buying back stock with proceeds, and reduce and
cancel the OS......chop, and tuck it away and cancel the
shares.  THIS IS A SHARE BUYBACK if I had the money.

Working on it.....a good deal....I am......Just give me
some more time....

The Division of Corp Finance offer what forms are required to file (NO ADVICE) the Company's FIRST COMEBACK
FORM 10. We are not issuing new stock. It was a pleasure to speak with my POINT OF CONTACT at the SEC. I was pleased. The shares are safe!

The outstanding shares will remain at 244,144,121 shares.

We are in the process of amending our Articles of Inc with the State of FL, at http://www.sunbiz.org - we will SHRINK the authorized down to 300,000,000 shares.

The Company spoke with this same "very friendly" member of the
SEC ATTORNEY staff for Div of Corp. Finance. I plans to re-structure the Company, and finish...or rather start to report to FINRA the Board Resolutions, as they always check
everything.....and I comply truthfully and with honor, and promptly too.  My father took a bullet for our Country as a Marine in
1951 running the lands of North Kores.....took a boolet for us!

He should trmendous courage that it's hard to find.

I want to disclose to my Shareholders and the Staff of the SEC,

1. I will always treat everyone THRUTHFULLY.
2. I spent over $600,000 buying shares of this Company from
1990s to 2008 in the wave of HEAVY SHORT SELLING
HARD!   I found out I was the 10% Shareholder in 2011
due to 2012 607.0702 CHAPT 607.  I am not a lawyer.

So, I called my legal Shareholder's Meeting.  I sent all my
notices on January 15th I think it was.....maybe closer to the
1st of January 2012.  After I found out about this horror,
at the meeting on March 1, 2012....I had to motion at the
EMPTY MEETING that we hire a new Director, and so
becaise no one showed up....I raised my hand, then FIRED
everyone present on the last 2010 Sunbiz.org listing.

I FIRED EVERYONE!!!!!!!!!!!!!

I told Finra I never heard of that group. This was over 10 years aho. FINRA was provided all DOCUMENTATION. My
TA verified our Shareholder5's list with FINRA from 2012. We are VERIFIED!!!!

Today is February 25, 2020....and ACCR is focused on
Medical Marijuana in MICHIGAN ONLY (at the moment.)  We

We invented...

https://www.clonesbydrones.com

We are proud to announce that today, we are TURNING ON the website to take only "non-deliverable" orders, and a $50
Plant Choice and a $5 shipping fee will apply to all sales within a 75 mile radius of my town, Grand Haven, MI 49417.

We are approved here for Medical Marijuana. This town is very favorable with medical marijuana.

We have located much LAND FOR SALE here.

THIS IS NOT AN OFFERING

I, Patrick J. Jensen, at one point in the future file a FORM 144 for only qualied stock sales - accounrding to all SEC federal laws.  Please follow my effect to UPLIST!  We spoke to
an attorney that has agreed to a fast listing to CURRENT
and that is by providing $5,000.00 in ACCR expenses to
carry this expense, basically.  I will do this....

I will fly to Washington DC, and meet my contact, at the SEC
ATTORNEY office of Div Corp Finance.

I want to make this Company interesting for a MERGER
DEAL.  My plan is to make these adjustments to ACCR,
like a FORWARD SPLIT also 20 to 1 to effect the OS to
10,000,000,000.....but only have a OS of 244,144,121 shares.
I have much much though and gone over all the best scenarious...and will also do this:

2. After the AS Adjustment downward first, and then structured right to ROCKET RIDE upwards. My plan is to then move the AS back to maybe 10,000,000,000 TEN
MILLION, and then have than same 244,144,121 common shares - less than 2.5% of the deal.

SEC GISTERED TOO!!!!!!

This is simple Economics. I graduate with an Economics degree from Tulane University, and I also graduate from Tulane with a minor in Sudio Art! I am very creative at financing.

I welcome financing to come to my table.  I am looking for
a debt loan in ACCR for maybe $5,000,000 to buy land, and
all kinds of PERMIT and ZONE READY greenland.
There is much land here in MI for sale....

http://www.realtor.com
https://cannabiszonedpropertymi.com
https://www.420property.com/feature/michigan
https://www.cannamls.com

It is everywhere here in Michigan, and some come with all the property local PERMITs and LICENSING. Every thing comes with the land. THANK YOU.

https://www.michigan.gov/lara/0,4601,7-154-89334
_79571_78089---,00.html

EQUITY HAS COMMON EQUITY...

Last sale $.0055 per share as of 2/25/29

I want to beef up the ACCR Balance sheet, before we sell to REVERSE MERGER CANDIDATE.
I prefer STRAIGHT DEBT based on my creditworthiness like a FICO SCORE. Remember, I have 131,121,500
RESTRICTED SHARES ACCR. In my attempt to resurrect the Company, could someone lend me personal
$50,000.00 to get my plan going? I am planning on buying back stock in ACCR with proceeds in a smart way. My SSA Disability is still pending, and my attorney tells me I have a good chance.

Just keep believing in me, and remember...that our comeback song will always remain the same, with respect,

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Respectfully submitted before the Commission, because PATRICK is a warrior, and a MASTER at ECONOMICs and a MASTER GROWER, and a MASTER SALESMANSHIP......I make sales to see RESULTS.

RESULTs DRIVEN

I am also willing to change our Name, Symbol with FINRA too, and I promise to listen and also consider replacement of current management.
May God bless our Company, as we strive to achieve to become profitability one day soon.

Best,

Patrick J. Jensen
Director
Access-Power, Inc.
February 25, 2020